Filed Pursuant to Rule 497(e)
1933 Act File No. 333-179562
1940 Act File No. 811-22668

AlphaMark Actively Managed Small Cap ETF (SMCP)
(the “Fund”)

April 9, 2020

Supplement to the Prospectus
dated July 31, 2019

The following information supplements the “ADDITIONAL INFORMATION ABOUT THE FUND” section on pages 6–8 of the Fund’s Prospectus.

TEMPORARY DEFENSIVE POSITIONS
From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In such instances, the Fund may hold up to 100% of its assets in cash; short-term U.S. government securities and government agency securities; investment grade money market instruments; money market mutual funds; investment grade fixed-income securities; repurchase agreements; commercial paper; cash equivalents; and ETFs that principally invest in the foregoing instruments.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Please retain this supplement with your Prospectus for future reference.